CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our Firm in the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Aristotle Funds Series Trust.

/s/ TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

April 10, 2023